Exhibit 10.1

Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission under a confidential treatment request. The redacted terms have been marked in this exhibit at the appropriate place with “XXX”.

AMENDED AND RESTATED MINING AGREEMENT

THIS AMENDED AND RESTATED AGREEMENT (herein called this “Agreement”) is made and effective as of November 30, 2015, by and between ARCILLA MINING & LAND CO., LLC, a limited liability company organized and existing under the laws of the state of Georgia and having an office at P.O. Box 1371, Milledgeville, Georgia 31061 (“Contractor”), and CARBO CERAMICS INC., a corporation organized and existing under the laws of the state of Delaware and having an office at 575 North Dairy Ashford, Suite 300, Houston, Texas 77079 (“Owner”).

WHEREAS, Contractor and Owner entered into that certain Mining Agreement, dated as of January 1, 2003 (the “2003 Mining Agreement”), as amended by that certain Addendum to Mining Agreement between such parties, dated November 10, 2009 (the “Addendum,” and the 2003 Mining Agreement, as amended by the Addendum, being the “Original Agreement”), where Contractor agreed to:

(i)	mine (either from lands owned or leased by Owner (the “Owner’s Lands”)) or from lands owned or leased by Contractor as described on Exhibit B, Exhibit C, Exhibit D and Exhibit E hereto (collectively, the “Contractors’ Lands”); and

(ii)	deliver to Owner’s Toomsboro and McIntyre manufacturing plants in Wilkinson County, Georgia (the “Plant”)a supply of kaolin, a naturally occurring mineral described in the Agreement, meeting the specifications set forth in Exhibit A hereto (the “Product”);

WHEREAS, Contractor was mistakenly identified by the parties to both the 2003 Mining Agreement and the Addendum as Arcilla Mining & Land Company, a Georgia corporation;

WHEREAS, the parties agree and acknowledge that Arcilla Mining & Land Company, LLC, the “Contractor” named herein, is the correct party to both the 2003 Mining Agreement and the Addendum, and hereby ratify and affirm that the 2003 Mining Agreement and the Addendum are legally binding agreements between the parties hereto as of the date hereof;

WHEREAS, Contractor is able and desires to mine and deliver the Product to Owner; and

WHEREAS, Contractor and Owner desire to amend and restate the Original Agreement in its entirety as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

1.	TERM

The term of this Agreement shall remain in effect until all of Owner’s Lands and Contractor’s Lands shall have been depleted; provided, that either Owner or Contractor may terminate this Agreement effective at any time after December 31, 2030, upon not less than twelve (12) month’s prior written notice thereof to Contractor or Owner, respectively. Options to extend the Agreement will be only upon the mutual agreement of Owner and Contractor.

2.	CONTRACTOR’S RESPONSIBILITIES

Contractor shall be specifically responsible for the following (herein called the “Work”):

A. Obtaining and maintaining a valid mining permit from the State of Georgia and any other governmental body which requires Contractor to have a license or permit to mine and remove Product from the Subject Properties pursuant to this Agreement; provided, that (i) Contractor shall bear all costs of obtaining such permits (including costs relating to obtaining bonds for such permits) as to Contractor’s Lands; and (ii) Owner shall bear all costs of obtaining such permits (including costs relating to obtaining bonds for such permits) as to Owner’s Lands.

B. Removing overburden from the Subject Properties in a manner so as to allow Owner unimpeded access to a minimum of [XXX] tons of Product at any given time.

C. Maintaining roads to, from and across the Subject Properties in a manner suitable to mine and remove from the Subject Properties the Product described in this Contract.

D. Reclaiming the Subject Properties in accordance with the permit(s) Contractor has obtained.

E. Providing to Owner a site of location, size and character upon which to stockpile approximately [XXX] tons of the Product and maintaining such stockpile at all times during the term of this Agreement.

F. Mining sufficient quantities of the Product to fill orders made by Owner on an “as needed” basis.

G. Delivering to the Plants the quantities of the Product ordered by Owner. If Owner requests delivery to any location other than the Plants, Owner shall bear all costs for transportation in excess of the cost to transport the Product to the Plant farthest away from such alternate location.

3.	PURCHASE COMMITMENT

A. From and after July 1, 2014, and subject to the next following sentence below, Owner shall be obligated to accept deliveries of conforming Product from Contractor totaling, [XXX] of its actual annual requirements of the Product during such year for the Plants’ total operations.

B. Pursuant to this Section 3, if at any time Owner specifies to Contractor certain locations within the Owner’s Lands that Owner wants to be mined to fulfill orders under this Agreement and during what time period(s), Contractor shall either (i) confirm to Owner that it will mine such locations; or (ii) decline to mine such locations, in which latter event Owner shall have the right to engage a third party to mine such locations during such time period(s) and Owner’s minimum purchase requirements set forth in Section 3.A above shall be reduced by the number of tons of Product mined during such period by such third party.

C. In the event Contractor fails to deliver Product in a timely manner which has been ordered by Owner and Owner purchases such Product from another source or contracts with another contractor to mine and deliver such Product, Owner shall deduct the amount of such purchase or delivery from another source from the minimum purchase requirements set out in this Section 3.

D. Notwithstanding the foregoing requirements in this Section 3, Owner will be allowed to source raw materials from third parties for the purposes of conducting manufacturing trials at its Plants and such purposes shall not violate the aforementioned commitments.

4.	PRICE

The price per ton for the Product mined and delivered by Contractor to the Plant shall be as set forth on Appendix A attached hereto.

A. The amount shown for Haulage Charge in on Appendix A shall be increased or decreased monthly as provided on Appendix B attached hereto to account for the varying prices of diesel fuel.

B. All charges shown on Appendix A shall be adjusted on [XXX] during the term hereof to reflect any changes in the Producer Price Index for kaolin and ball clay (product code 1455) (the “PPI”) that occurred during the prior [XXX]-month period. The adjustment shall be made as soon as the PPI for the applicable period is made available by the U.S. Department of Labor, Bureau of Labor Statistics or any other U.S. government organization that may have responsibility for publishing PPI data in the future. Contractor and Owner hereby recognize that such data is preliminary as initially published by the Bureau of Labor Statistics and agree to accept this preliminary data as final for purposes of calculating the adjustment to such charges. Notwithstanding the adjustment determined in accordance with this Section 4.B, (i) at no time shall such any such charges be less than the amount shown for each charge in Appendix A; and (ii) in no event will the aggregate amount per short wet ton determined in accordance with Appendix A: (x) decrease from the immediately preceding year’s aggregate amount per short wet ton more than [XXX]; or (y) increase from the immediately preceding year’s aggregate amount per short wet ton more than [XXX].

C. If the cost of insurance required to be carried by Contractor pursuant to Section 11 below increases in any year by more than [XXX] over the cost of such insurance for the immediately preceding year, Contractor shall notify Owner in writing (the “Notice of Premium Increase”). For a period of thirty (30) days from the date of Notice of Premium Increase, Contractor and Owner shall negotiate in good faith to reach a mutually agreeable increase in the

Price Per Ton to compensate Contractor for the increased cost of insurance applicable to this Agreement. If Owner and Contractor fail to reach a mutually agreeable increase in the Price Per Ton within such thirty (30) day period, this Agreement shall terminate one year from the date of the most recent Notice of Premium Increase.

D. From and after the date of this Agreement, if:

(i)	Contractor enters into any agreement (each, a “Third Party Agreement”) with any other purchaser of product from Contractor that meets or exceeds the specifications for Product set forth herein (any product that meets or exceeds such specifications being called “Conforming Product”); and

(ii)	the pricing then in effect for the Conforming Product purchased under a Third Party Agreement, as set forth therein, is lower than the pricing then in effect under this Agreement for the Product (after such pricing is adjusted (x) for differences in mining ratios as compared to the Conforming Product purchased by such third party; and (y) for the distance such Conforming Product is to be hauled as compared to the distance to the Plant);

then Contractor shall notify Owner of this fact within a reasonable period of time and this Agreement shall be deemed to be modified to provide Owner with such lower pricing, effective as of the first delivery date of Product to the applicable purchaser under the Third Party Agreement.

E. From and after the date of this Agreement, should Owner become aware of a Third Party Supplier (as defined in Section 4.F immediately below) providing pricing for Conforming Product that is lower than the pricing provided for Product herein, Contractor shall modify the pricing herein to match such lower price. Notwithstanding the foregoing, (x) any such pricing for Conforming Product shall be adjusted for differences in mining ratios as compared to the Product in order to determine whether such pricing for the Conforming Product is lower than that of the Product; and (y) in no event shall greater than [XXX] of Owner’s actual annual requirements of the Product be purchased from all Third Party Suppliers in the aggregate in any calendar year. In the event Contractor does not modify its pricing as and if required in this Section 4.E, Owner shall have the right to purchase quantities of Conforming Product from such Third Party Supplier and, to the extent Conforming Product is purchased therefrom, reduce, accordingly, Owner’s required minimum purchases of Product from Contractor specified in Section 3.A above. The immediately foregoing sentence shall in no event relieve Contractor of its supply requirements contained herein.

F. For a party to be deemed a “Third Party Supplier” hereunder, it or the Conforming Product shall, as applicable, in all material respects meet the following criteria:

(i)	Such party shall be bonded by the States of Georgia or Alabama, if applicable;

(ii)	Such party shall substantially adhere to insurance requirements and shall provide Conforming Product that meets the quality specifications for Product set forth in this Agreement on Exhibit A;

(iii)	Such party shall have obtained and shall maintain mining permits from the applicable state for mine locations and be subject to an obligation to perform complete reclamation thereof;

(iv)	Such party shall be in compliance with all pertinent State and Federal Regulations; and

(v)	Such party shall have an MSHA safety rating substantially equal to that of Contractor.

5.	MINING AND DELIVERY

A. Owner shall advise Contractor on or before October 1 of each year of the tonnage of the Product it projects to require during the next calendar year. Such projections should be estimates only and Owner shall not be committed to accept deliveries of such amounts. Owner shall use reasonable efforts to advise Contractor promptly in the event of any change in its annual requirements projections for any year.

B. Owner and Contractor shall communicate regularly, and Contractor shall ensure the availability of Product for delivery hereunder on an “as needed” basis. Owner shall use its best efforts (to the extent feasible) to space evenly its actual orders of the Product, and Contractor shall be obligated to fill such orders.

C. Owner and Contractor shall jointly prepare and agree on a plan for the efficient mining of Product from the Owner’s Lands and the Contractor’s Lands (the “Mining Plan”). In the event of any dispute regarding the Mining Plan, Owner shall make the final determination as to how properties will be mined.

D. Risk of loss and title for all Product mined from the Contractor’s Lands shall pass to Owner upon delivery to one of the Plants.

6.	PAYMENT

Invoices for Product mined and delivered hereunder shall be sent to Owner on a monthly basis. Payment for the Product mined and delivered hereunder shall be net thirty (30) days from date of invoice.

7.	ASCERTAINMENT OF WEIGHT

The weight of the Product delivered shall be determined by weighing on state-certified scales located at Owner’s manufacturing facility in Wilkinson County, Georgia. Invoices shall include a copy of the weight-ticket covering the Product being invoiced.

8.	WARRANTY

Contractor warrants that the kaolin material when delivered to the Plant will conform to all chemical and physical properties for the Product listed in Exhibit A hereto. Contractor warrants that the Product delivered hereunder shall be free of contaminants and other foreign substances rendering the Product unsuitable for the economic use of Owner. In the event that kaolin material delivered to Owner does not conform to all chemical and physical properties listed in Exhibit A hereto, or is contaminated with foreign substances, all such non-conforming kaolin material shall be removed by Contractor and there shall be no invoice issued by Contractor for the non-conforming kaolin material.

9.	OWNER’S LANDS; RESERVED ORE & CONTRACTOR’S REPRESENTATION OF TITLE AND INDUCEMENTS TO OWNER

A. Contractor’s Lands.

(i)	Contractor hereby represents that it holds title to or the right to mine crude Product located on the Contractor’s Lands, which will be reserved by Contractor for sale to Owner.

(ii)	Contractor covenants that it has a good and marketable title, in fee simple or leasehold estate, to the Contractor’s Lands, that there are no liens, mortgages or encumbrances against the same, and Contractor warrants the title to all Product which Owner, its successors and assigns may remove or receive from the Contractor’s Lands for processing and/or sale as against the lawful claims of all persons whomsoever. Contractor shall provide to Owner evidence, such as a current title report or title insurance commitment, of (i) Contractor’s good and marketable title to the portions of the Contractor’s Lands which Contractor owns in fee simple and (ii) Contractor’s lessor’s good and marketable title to the portions of the Contractor’s Lands as to which Contractor holds a leasehold estate. Also, Contractor shall provide to Owner a copy of the lease agreement covering those portions of the Contractor’s Lands as to which Contractor holds a leasehold estate and letter signed by the lessor in the form of Exhibit F attached hereto. Contractor further covenants that hereafter Contractor will not create nor permit the existence of any liens or encumbrances against the minerals or surface which will in any way adversely affect the rights of Owner hereunder. Upon any default of Contractor with respect to the covenants and warranties herein contained, it is agreed that Owner shall have the privilege of paying-off, discharging and satisfying any such lien or encumbrance and that the amount of any such payment or payments made by Owner for such purposes, together with interest thereon at the prime rate (as published in the Wall Street Journal on the date of default declaration) plus two (2) per cent per year, may be deducted by Owner from the payments herein provided to be paid to Contractor.

(iii)

Contractor further warrants that (a) Contractor has a good and lawful right, and full power to convey the Product on the Contractor’s Lands and to authorize entry for the purposes(s) herein set forth, that the same are free from all encumbrances; (b) the Contractor’s Lands connect to adjacent public roads and all present exits and entrances to the Contractor’s Lands via adjacent public roads are without restriction; (c) Contractor is not a party to any litigation affecting the Contractor’s Lands, the Product thereon, or Contractor’s rights to sell the Product on said Contractor’s Lands or any interest therein and Contractor knows of no litigation or threatened litigation affecting the said Product and/or the Contractor’s Lands; (d) Contractor has no knowledge or information of any facts or circumstances that would adversely affect the use of the Contractor’s Lands for mining operations that are not set forth herein; and (e) that Contractor has not committed, except as otherwise set forth herein, nor will Contractor in the future commit, any act or acts which will encumber or cause a lien to be placed against said Product and/or the Contractor’s Lands.

B. Owner’s Lands. Owner holds title to or the right to mine crude Product located on the Owner’s Lands, which shall be mined by Contractor pursuant to the terms of this Agreement.

C. Owner’s Lands and Contractor’s Lands are herein sometimes collectively called the “Subject Properties” or a “Property”.

10.	INDEMNIFICATION

To the fullest extent permitted by law, Contractor shall indemnify and hold harmless Owner, and agents and employees of Owner from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) including loss of use resulting therefrom, but only to the extent caused in whole or in part by negligent acts or omissions or breach of this Agreement by Contractor or anyone directly or indirectly employed by Contractor or anyone for whose acts Contractor may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by the negligence of a party indemnified hereunder.

11.	INSURANCE

Contractor shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Subject Properties are located such insurance as will protect Contractor and Owner from claims set forth below which may arise out of or result from Contractor’s operations under this Agreement and for which Contractor may be legally liable, whether such operations be by Contractor or by a subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

A. claims under workers’ or workmen’s compensation, disability benefits and other similar employee benefit acts which are applicable to the Work to be performed;

B. claims for damages because of bodily injury, occupational sickness or disease, or death of Contractor’s employees;

C. claims for damages because of bodily injury, sickness or disease, or death of any person other than Contractor’s employees;

D. claims for damages insured by usual personal injury liability coverage which are sustained (1) by a person as a result of an offense directly or indirectly related to employment of such person by Contractor, or (2) by another person;

E. claims for damages because of injury to or destruction of tangible property, including loss of use resulting therefrom;

F. claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle; and

G. claims involving contractual liability insurance applicable to Contractor’s obligations under Section 10 above.

The insurance required by this Section shall be written for not less than limits of liability specified herein or required by law, whichever coverage is greater. Coverages shall be written on an occurrence basis and shall be maintained without interruption from date of commencement of the Work until date of termination of this Agreement.

Certificates of Insurance acceptable to Owner shall be filed with Owner prior to commencement of the Work. These Certificates and the insurance policies required by this Section 11 shall contain a provision that coverages afforded under the policies will not be canceled or allowed to expire until at least 30 days’ prior written notice has been given to Owner. Contractor shall provide evidence of continued insurance on the anniversary date of each policy of insurance.

Contractor shall maintain worker’s compensation in at least the minimum amount stipulated under the Georgia worker’s compensation statutes, including Employers Liability with a limit of at least:

Statutory - Georgia Benefits

Employer’s Liability	[XXX] Each Accident

[XXX] Disease - Policy Limit
[XXX] Disease - Each Employee

Contractor shall maintain Commercial General Liability, written on an occurrence basis, including Contractor’s Liability; Independent Contractors Liability; Contractual Liability; Completed Operations and Products Liability; Personal Injury Coverage and broad form Property Damage extended to apply to completed operations; and no property damage liability exclusions pertaining to loss by explosion, collapse or underground damage.

Bodily Injury and Property Damage Liability:

General Aggregate per Project	[XXX	]

Products Completed Operations Aggregate	[XXX	]

Personal and Advertising Injury	[XXX	]

Each Occurrence	[XXX	]

Products Completed Operations shall be maintained for a minimum period of [XXX] after final payment.

Umbrella/Excess Liability:

Annual Aggregate	[XXX	]

Each Occurrence	[XXX	]

Automobile Liability including non-ownership and hired car coverage as well as owned vehicles:

Bodily Injury and Property Damage:

Combined Single Limit	[XXX	]

Contractor shall not commence Work at the Subject Properties under this Agreement until it has obtained all required insurance and until such insurance has been approved by Owner. Approval of the insurance by Owner shall not relieve or decrease the liability of Contractor hereunder. Certificates of Insurance shall be filed with Contractor prior to commencing Work.

The required insurance shall be written by a Company licensed to do business in the state in which the Subject Properties are located, at the time the policy is issued. In addition, the Company shall be acceptable to Owner. All liability insurance policies shall name Owner additional insured, IT BEING THE INTENT THAT SUCH POLICIES AFFORD CONTRACTOR AND OWNER COVERAGE AGAINST THEIR NEGLIGENCE ARISING OUT OF PERFORMANCE OF THE WORK, and shall provide that coverage of Owner thereunder is primary in the event of overlapping coverage which may be carried by Owner.

Contractor shall not cause any insurance to be canceled nor permit any insurance to lapse. All insurance policies shall include a clause to the effect that the policy shall not be canceled or reduced, restricted or limited until thirty (30) days after Owner has received written notice. Certificates of insurance shall contain transcripts from the proper office of the insurer, evidencing in particular those insured, the extent of insurance, the location and operations in which the insurance applies, the expiration date and the above mentioned notice of cancellation clause. An acceptable Certificate of Insurance Form shall be insurance industry standard ACORD Form 27.

All insurance policies supplied by Contractor shall include a waiver of any right of subrogation of the insurers thereunder against Owner and of any right of the insurers to any set-off or counterclaim or any other deduction, whether by attachment of otherwise, in respect of any liability of any person or entity insured under any such policy.

12.	FORCE MAJEURE

A. The term “Force Majeure” as used herein shall mean acts of God, natural calamities, acts of the public enemy, blockades, insurrections, strikes, slowdowns, riots, wars, disorders, civil disturbances, fires, explosions, storms, floods, landslides, washouts, labor or material shortages, boycotts, breakdowns or damage to plants, equipment or facilities, interruptions to transport, embargoes, acts of military authorities, acts of local or federal governmental agencies or regulatory bodies, court actions, arrests and constraints and, without limitation by enumeration, any other cause or causes not reasonably within the control and without the fault or negligence of the party affected which wholly or partly prevents the mining, processing, loading or transportation of Product by Contractor or the receiving, transporting, accepting or using of the Product by Owner.

B. If because of Force Majeure, either party hereto is unable to carry out its obligations under this Agreement and if such party shall promptly give to the other written notice of such Force Majeure, including a complete description thereof, then the obligation of the party giving such notice shall be suspended to the extent made necessary by Force Majeure and during its continuance; provided, however, that the party giving such notice shall use its best efforts to eliminate such Force Majeure insofar as possible with a minimum of delay. No event of Force Majeure shall relieve Owner of its obligation to make payments due for Product delivered by Contractor under this Agreement.

13.	EVENTS OF DEFAULT

In the absence of the existence of force majeure as defined in Section 12 above, if any of the following events (“Events of Default”) shall occur and be continuing:

A. Any amount due hereunder, unless being disputed in good faith, shall remain unpaid for thirty (30) days after becoming due, and the party adversely affected shall have delivered a notice to the party owing such amount stating the amount due and unpaid, and the party owing (and not disputing same in good faith) shall not have paid such amount within thirty (30) days after the delivery of such notice;

B. Contractor shall fail or refuse to provide to Owner the amount of Product as specified from time to time hereunder by Owner at the time requested by Owner;

C. Contractor shall fail or refuse to provide to Owner the pricing specified under Section 4.D or Section 4.E of this Agreement;

D. Any deliveries of kaolin materials to Owner hereunder shall fail to meet the quality specifications provided in Exhibit A;

E. Any other covenant, obligation or agreement by either party hereunder shall not be performed or observed within twenty (20) days after written notice of the nonperformance thereof shall have been delivered to the nonperforming party by the other party; or

F. Either party shall:

(i)	Fail to pay any judgment in an amount which would materially affect the net worth of such party within sixty (60) days after issuance of a writ of execution upon such final judgment;

(ii)	Apply for or consent to the appointment of a receiver, trustee or liquidator of such party or of all or a substantial part of its assets;

(iii)	Make a general assignment for the benefit of its creditors;

(iv)	Be adjudicated bankrupt or insolvent, or file a voluntary petition in bankruptcy;

(v)	File a petition or an answer seeking reorganization under any insolvency law;

(vi)	File an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding;

(vii)	An order, judgment or decree shall be entered by any court of competent jurisdiction approving a petition seeking reorganization of such party or appointing a receiver, trustee or liquidator of a party or of all or a substantial part of its assets and such order, judgment or decree shall continue unstayed and in effect for a period of thirty (30) consecutive days;

(viii)	Any of the representations or warranties made by a party herein shall be or become untrue in any material respect; or

(ix)	Contractor shall be in default under any lease of any portion of the Contractor’s Lands after expiration of any cure periods permitted by the lease;

then the party adversely affected by such Event of Default shall, in addition to other remedies available to such party at law or in equity, have any one (1) or more of the following remedies:

(1)	The party adversely affected by such Event of Default may by written notice delivered to the other party decline to perform under this Agreement until such Event of Default shall have been cured or shall no longer exist, without relieving the defaulting party of any of its obligations hereunder;

(2)	The party adversely affected by such Event of Default may, effective upon twenty (20) days’ written notice to such effect delivered to the other party, terminate this Agreement without relieving the other party from any liability which shall have accrued or attached on or prior to the effective date of such termination; and/or

(3)

If Contractor is in default for failure to deliver Product at the time requested or for delivering kaolin materials failing to meet quality specifications, Owner may recover all damages caused by such failure or Owner may purchase such quantities of Product from another source and Contractor shall reimburse Owner within twenty (20) days from invoice for any additional cost incurred by Owner above the Price Per Ton determined as provided herein for the Product which Contractor failed to deliver and for any costs incidental to obtaining such other supply. Termination of this Contract for any of the causes herein contained shall be without prejudice to any other right or remedy provided by this Contract or at law or in equity. Failure of either Owner or Contractor immediately to exercise its rights in any Event of Default will not constitute waiver of the injured party’s rights. Both parties agree to use their best efforts to minimize the amount of damages that may be incurred as the result of an Event of Default.

14.	NOTICE

A. All notices under this Contract required or permitted to be given by Owner to Contractor and all payments to be made by Owner to Contractor hereunder shall be delivered personally to Contractor or sent to Contractor at Contractor’s address:

Arcilla Mining & Land Co.

P.O. Box 1371

Milledgeville, Georgia 31061

or at such other address as Contractor may hereafter furnish by notice to Owner.

B. All notices herein required or permitted to be given by Contractor to Owner shall be sent by registered or certified United States mail, return receipt requested, addressed to Owner at:

CARBO Ceramics Inc.

575 North Dairy Ashford, Suite 300

Houston, Texas 77079

or at such other address as Owner may hereafter furnish by notice to Contractor.

15.	ENTIRE AGREEMENT

This written instrument contains the entire agreement between the parties hereto concerning the subject matter hereof, and there are no other understandings or agreements between said parties or either of them in respect hereto. No change, addition to or waiver of the terms and provision hereof shall be binding upon either party unless approved in writing by an authorized representative of such party, and no modifications shall be effected by the acknowledgment or acceptance of forms containing other or different terms and conditions. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

16.	RESTRICTIVE COVENANT

A. In consideration of Owner’s agreement to purchase from Contractor a substantial portion of its actual annual requirements of Product for its operations at the Plant and without intending to limit the legal rights of either party, Contractor agrees that Contractor will not directly or indirectly enter into competition with Owner in the manufacture or sale of ceramic proppants anywhere in the world; provided that, notwithstanding the foregoing, Contractor shall have the right, subject to the performance of its obligations under Section 17 below, to sell raw materials to other parties that may be in competition with Owner now or in the future and that may manufacture and/or sell ceramic proppants. This covenant shall apply during the Term of this Agreement and survive for three (3) years after the expiration or termination of the Term.

B. Contractor and Owner agree and acknowledge as follows:

(i)	Substantial consideration is being provided under this Agreement by each of Owner and Contractor for the performance of each party’s obligations under this Agreement, including the obligations contained in Section 16.A above. The parties agree and acknowledge that substantial and valuable consideration has been provided for the covenant contained in such Section 16.A, and that the consideration being provided under this Agreement is sufficient to support this covenant.

(ii)	Owner has a protectable interest in its Confidential Information (as defined in Section 17 below), and in the substantial Confidential Information that the parties expect to develop from the testing and qualification of Product suitable for the production of high-quality, commercial-grade ceramic proppants. Owner derives a competitive advantage from its Confidential Information related to its proprietary manufacturing processes, and takes precautions to maintain the confidentiality of these processes and this Confidential Information. Owner would not have entered into this Agreement without the protections afforded to its Confidential Information provided by this Section 16 and by Section 17.

(iii)	The worldwide territorial scope of Section 16 is reasonable in light of the nature of the ceramic proppants business. Owner exports ceramic proppants for oil production around the world, and worldwide territorial scope is necessary to protect Owner’s Confidential Information.

(iv)	The temporal scope of the covenants in Section 16 is reasonable, and is intended to approximate the time that a new entrant would need to start up a ceramic proppant manufacturing operation without the benefit of Owner’s Confidential Information.

(v)	The covenants in Section 16 are reasonably designed to protect the parties’ legitimate business interests.

(vi)	Owner and Contractor negotiated the terms of Section 16 and the Agreement at arm’s length and with equal bargaining power.

C. If this Section 16 is held to be invalid, illegal or unenforceable, in whole or in part, Owner and Contractor agree that it shall be “blue-penciled” and interpreted and enforced to be so broad as is enforceable in order to achieve the intent of the parties to the greatest extent possible.

17.	CONFIDENTIAL INFORMATION

A. As used in this Agreement, “Confidential Information” shall mean any and all know-how, testing data and results and reports (including without limitation, information generated or exchanged in connection with Section 2 of this Agreement, any and all information relating to the specific mining tracts or portions thereof and Product with the specifications listed on Appendix A that are suitable for manufacturing a ceramic proppant that meets Owner’s internal quality specifications), business or trade secrets, processes, policies, procedures, techniques, strategies, plans, procedures and facilities employed by Owner; Owner’s budgets and strategic plans; client or customer or supplier lists, and information concerning Owner’s customers or suppliers; all technology relating to Owner’s businesses, systems and methods of operation; and designs, drawings, know-how, show-how, technical information, specifications, databases, data, methods and manuals and forms pertaining to the activities or operations of Owner. Confidential Information shall not include any information which, as established by relevant documentary evidence: (i) is already in Contractor’s lawful possession at the time of disclosure; or (ii) is or later becomes, through no act on the part of Contractor, available to the public; or (iii) corresponds in substance to that furnished to Contractor by any third party having no obligation of confidentiality, direct or indirect, to Owner; or (iv) corresponds to that furnished by Owner to any third party on a non-confidential basis. Information need not be marked or specifically designated “confidential” to qualify as Confidential Information.

B. Contractor shall not use any Confidential Information for any purpose other than as expressly instructed by Owner in connection with this Agreement. Contractor shall not disclose Confidential Information to any person (i) without the prior written consent of Owner and (ii) for any purpose other than as expressly instructed by Owner in connection with this Agreement. As a condition to any communication or disclosure by Contractor that is authorized by the immediately preceding sentence, Contractor shall inform each person receiving such information of the terms of the confidentiality provisions of this Section 17 and shall require such person’s compliance with such terms. Contractor shall at all times preserve the confidentiality of the Confidential Information for the period described in clause F. below.

C. In the event that Contractor becomes legally compelled to communicate or disclose Confidential Information, Contractor shall provide Owner with prompt notice of such requirement prior to making any such communication or disclosure. After consultation with and subject to the instructions of Owner, Contractor shall furnish only that portion of the Confidential Information that it is legally required to disclose; shall interpose a confidentiality defense based upon this Agreement and any other applicable legal right or privilege in an effort to ensure that such Confidential Information will be accorded confidential treatment; and shall offer Owner a reasonable opportunity to intervene in the action, and shall reasonably cooperate with Owner in any attempt by Owner to obtain a protective order or other appropriate confidentiality protection for such Confidential Protection prior to making any such communication or disclosure.

D. Except as otherwise provided in this Section 17, (i) all Confidential Information shall be held by Contractor in the strictest confidence, and (ii) Contractor shall use its best efforts at all times to safeguard any Confidential Information from falling into the hands of any unauthorized person. Contractor shall not permit any Confidential Information that has been reduced to writing to be duplicated or extracted in any manner, except with the express written consent of Owner or except as otherwise permitted or authorized in this Section 17.

E. Contractor shall promptly provide Owner with notice of any actual or threatened breach of any of the terms of this Section 17 or unauthorized communication, disclosure or use by Contractor of any of the Confidential Information of which it has actual knowledge. Contractor agrees that a breach of the provisions of Section 16 or Section 17 of this Agreement will give rise to irreparable injury to Owner for which damages may not be adequate compensation and that, consequently, Owner shall be entitled, in addition to all other remedies available at law or in equity, to injunctive and other equitable relief to prevent or remedy a breach of Section 16 and/or Section 17 of this Agreement and to secure the enforcement of those sections.

F. Contractor’s obligations with respect to the Confidential Information shall survive for three (3) years after the expiration or termination of the Term.

G. Upon the expiration or termination of this Agreement, or at any time at the request of Owner, Contractor shall promptly return to Owner or destroy all Confidential Information in Contractor’s possession or under its control, including Confidential Information reflected in any analyses, studies, notes, compilations or other documents prepared by Contractor, and Contractor shall not retain any copies or other reproductions or extracts thereof. At any time at the request of Owner, Contractor shall destroy or have destroyed all memoranda, notes, reports and documents, including any analyses, studies, notes, compilations or other documents containing Confidential Information prepared by Contractor, whether in “hard copy” form or as stored on magnetic or other media, and all copies and other reproductions and extracts thereof, prepared by Contractor. At the request of Owner, Contractor shall certify to Owner that such destruction has taken place.

18.	SURVIVAL

Sections 10, 11, 16, 17 and 21 shall survive expiration of this Agreement.

19.	ASSIGNMENT

This Agreement shall be binding on the legal successors of the parties hereto, but shall not otherwise be assignable by either party without the written consent of the other, which consent shall not be unreasonably withheld, delayed or denied.

20.	INDEPENDENT CONTRACTOR

Contractor shall be considered an independent contractor and shall not be considered a partner, employee, agent or servant of Owner.

21.	APPLICABLE LAW

This Agreement and the language used herein shall be construed and enforced in accordance with the laws of the State of Georgia, without giving effect to such state’s conflicts of law provisions or principles that would make the laws of any other jurisdiction applicable to this Agreement.

22.	MEMORANDUM OF THIS AGREEMENT

Contractor and Owner agree to execute and record in the real property records of the county where the Contractor’s Lands are located a memorandum of this Agreement.

23.	NATURAL GAS USAGE

Contractor acknowledges that Owner desires for Contractor to investigate opportunities for the use of compressed natural gas (“CNG”) to fuel Contractor’s fleet of trucks and equipment used in the performance of this Agreement (“Fleet”). Contractor agrees to use reasonable commercial efforts to use CNG in its fleet, and will periodically report to Owner with respect to its plans to convert the Fleet to CNG in a manner that balances potential fuel savings with the burden of initial capital costs.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ARCILLA MINING & LAND CO., LLC

By:	/s/ Ted Smith
Its:	President/CEO

CARBO CERAMICS, INC.

By:	/s/ Gary Kolstad
Its:	CEO

Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission under a confidential treatment request. The redacted terms have been marked in this exhibit at the appropriate place with “XXX”.

EXHIBIT A

SPECIFICATIONS FOR KAOLIN

QUALITY SPECIFICATIONS (on a calcined basis using an ICP analytical instrument)

(Average Over 1,000 T Delivered)

Chemistry		Percentage

[XXX][1]	Minimum Individual Sample	[XXX	]
	Weekly Average	[XXX	]

[XXX]	Maximum Individual Sample	[XXX	]
	Weekly Average	[XXX	]

[XXX]	Maximum Individual Sample	[XXX	]
	Weekly Average	[XXX	]

[XXX]	Weekly Average of Bay Sample[2]	[XXX	]

[XXX]	Individual Sample Range	[XXX	]

[XXX]	Weekly Average of Bay sample[2]	[XXX	]

[XXX]	Maximum Individual Sample	[XXX	]

[XXX]	Maximum Individual Sample	[XXX	]

[XXX] Weekly Average of Bay sample[2]	[XXX	]

[XXX]	[XXX	]

Moisture	Less than [XXX	]

Grit ([XXX] mesh)[1]	Less than [XXX	]

1.	Grit determined on a dry clay basis, percent of material not passing through [XXX] mesh screen is classified as Grit. Unblundged clay in the [XXX] mesh sample does not count towards the Grit level.
2.	Cumulative average of all available bays must meet specifications.

Appendix A

Ownership	Product Cost/net ton		Loading Cost / net ton		Total Loaded Cost1 /net ton
Contractor	[XXX	]	[XXX	]	[XXX	]

Owner	[XXX	]	[XXX	]	[XXX	]

[1]	Total Loaded Cost/net ton is based upon the PPI as of the date of the Amended and Restated Mining Agreement to which this Appendix A is attached (the “Agreement”) of 200.6, and such Total Loaded Cost/net ton shall be subject to adjustment for increases in the PPI, all as described in Section 4.B of the Agreement (as so adjusted, the “Total Loaded Cost Adjustment”). An overburden to kaolin/bauxite ratio of 1.0 to 1.0, for which no Overburden Adjustment (as shown below) shall be applied, is included in the Product Cost above. The Total Loaded Cost/net ton for Product delivered shall be subject to an Overburden Adjustment, which shall be calculated and applied to the Total Loaded Cost after any Total Loaded Cost Adjustment has been assessed and will be based upon the ratios set forth immediately below. The Overburden Adjustment shall also be subject to adjustment for increases in the PPI, all as described in Section 4.B of the Agreement. If Product is stockpiled, at Owner’s request, an additional [XXX]/net ton shall be added to the Total Loaded Cost/net ton as a Stockpiling Charge.

Ratio:

Overburden	Kaolin/Bauxite	Overburden Adjustment
0.0-1.0	1.0	[XXX	]

1.01-1.5	1.0	[XXX	]

1.51-2.0	1.0	[XXX	]

2.01-2.5	1.0	[XXX	]

2.51-3.0	1.0	[XXX	]

3.01-3.5	1.0	[XXX	]

3.51-4.0	1.0	[XXX	]

4.01-4.5	1.0	[XXX	]

4.51-5.0	1.0	[XXX	]

5.0+	1.0	[XXX	]

Transportation Costs2

Mine Distance	Haulage
0.0-5.0	[XXX]

5.0-10.0	[XXX]

10.0-15.0	[XXX]

15.0-20.0	[XXX]

20.0-25.0	[XXX]

25.0-30.0	[XXX]

[2]	Transportation Costs above are based upon diesel fuel prices of [XXX]/gal and shall be adjusted monthly per the adjustment for increases in the cost of diesel fuel described in Section 4.A of the Agreement.

Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission under a confidential treatment request. The redacted terms have been marked in this exhibit at the appropriate place with “XXX”.

Appendix B

Fuel Surcharge Chart

Over the Road Trucking

Diesel Prices per Gallon	Surcharge

[XXX] - [XXX]	[XXX] [XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

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[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

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[XXX] - [XXX]	[XXX]

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[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]

[XXX] - [XXX]	[XXX]